UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2024, the Board of Directors (the “Board”) of the Tennessee Valley Authority (“TVA”) adopted the TVA Employee Compensation Board Practice ("Board Practice") to clarify the roles and responsibilities of the Board, the People and Governance Committee, and management with respect to compensation matters. In addition, the Board approved amended and restated versions of the following compensation plans to, among other things, reflect the principles set forth in the Board Practice:

•TVA Compensation Plan
•Executive Annual Incentive Plan ("EAIP")
•Long-Term Incentive Plan ("LTIP")
•Executive Severance Plan ("ESP")
•Supplemental Executive Retirement Plan
•Restoration Plan
•Deferred Compensation Plan

The amended and restated EAIP, LTIP, and ESP also reduced the amounts that TVA's Chief Executive Officer ("CEO") may receive under these plans.

•Under the EAIP, the maximum scorecard achievement for the CEO under the plan was reduced from 200 percent to 150 percent.
•Under the LTIP, the maximum scorecard achievement for the CEO under the plan was reduced from 200 percent to 150 percent.
•Under the ESP, the severance multiple for the CEO was reduced from 1.5 to 1.0, and the cash separation payment to the CEO for a separation covered by the ESP was reduced from (1) the product of (a) the severance multiple times (b) the sum of salary and the target EAIP award to (2) the product of the severance multiple times salary.

Copies of the amended and restated compensation plans, which also include minor administrative revisions, are attached as exhibits to this report and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to such documents.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated TVA Compensation Plan Approved by the TVA Board on May 9, 2024
10.2	Amended and Restated Executive Annual Incentive Plan Approved by the TVA Board on May 9, 2024
10.3	Amended and Restated Long-Term Incentive Plan Approved by the TVA Board on May 9, 2024
10.4	Amended and Restated Executive Severance Plan Approved by the TVA Board on May 9, 2024
10.5	Amended and Restated Supplemental Executive Retirement Plan Approved by the TVA Board on May 9, 2024
10.6	Amended and Restated Restoration Plan Approved by the TVA Board on May 9, 2024
10.7	Amended and Restated Deferred Compensation Plan Approved by the TVA Board on May 9, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: May 9, 2024	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial and Strategy Officer

EXHIBIT INDEX

These exhibits are filed pursuant to Item 5.02 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated TVA Compensation Plan Approved by the TVA Board on May 9, 2024
10.2	Amended and Restated Executive Annual Incentive Plan Approved by the TVA Board on May 9, 2024
10.3	Amended and Restated Long-Term Incentive Plan Approved by the TVA Board on May 9, 2024
10.4	Amended and Restated Executive Severance Plan Approved by the TVA Board on May 9, 2024
10.5	Amended and Restated Supplemental Executive Retirement Plan Approved by the TVA Board on May 9, 2024
10.6	Amended and Restated Restoration Plan Approved by the TVA Board on May 9, 2024
10.7	Amended and Restated Deferred Compensation Plan Approved by the TVA Board on May 9, 2024